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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 14, 2002
                                                 ----------------


                               GLOBIX CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                           1-14168                    13-3781263
--------------------------------------------------------------------------------
(State or other juris-              (Commission                (IRS Employer
diction of Incorporation)           File number)             Identification No.)



            139 Centre Street, New York, New York               10013
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          (Address of principal executive offices)            (Zip Code)




Registrant's telephone number,
   including area code                          (212) 334-8500
                                                --------------



          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.
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     On January 14, 2002, Globix Corporation (the "Company"), issued a press release stating that it had entered into lock-up agreements regarding the restructuring of the Company's equity and debt (the "Chapter 11 Prepackaged Reorganization Plan") with certain holders owning more than 51% of the Company's outstanding $600,000,000 issuance of 12-1/2% senior notes due 2010 (the "Senior Notes"), and holders of its Series A 7-1/2% Convertible Preferred Stock. The Company also announced that it has commenced soliciting acceptances of its proposed Chapter 11 Prepackaged Reorganization Plan from the other holders of the Senor Notes. A copy of the press release is attached to this current report as Exhibit 99.1 and incorporated by reference to this current report.

     A copy of the Disclosure Statement describing the Company's Chapter 11 Prepackaged Reorganization Plan, dated January 14, 2002 (including the Company's Chapter 11 Prepackaged Reorganization Plan, dated January 14, 2002, and all exhibits thereto) (the "Disclosure Statement") is attached as Exhibit 99.2 to this current report.

     Certain statements in this current report (and the exhibits attached hereto) contain forward-looking statements relating to the Company's or management's intentions, beliefs, expectations or predictions for the future. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the Company's actual results to differ materially from those projected in the forward-looking statements. These risks, assumptions and uncertainties include the ability to finance the operations and complete the planned expansion of our facilities and network; our reliance on the growth of the Internet and e-commerce; our success against competitors with significantly greater resources; our ability to develop, pursue, confirm and consummate a plan of reorganization and to achieve its expected benefits; and other risks listed under the heading of Risk Factors in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements for events or circumstance after the date on which such statement is made. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Further,

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the Company cannot assess the impact of each such factor on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Item 7. Financial Statements and Exhibits.
------- ---------------------------------

         (c)  Exhibits.
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



         Exhibit Number       Description
         --------------       -----------
         Exhibit 99.1         Press release of the Company dated January 14, 2002.

         Exhibit 99.2         Disclosure Statement describing the Company's Chapter 11 Prepackaged Reorganization Plan, dated
                              January 14, 2002 (including the Company's Chapter 11 Prepackaged Reorganization Plan, dated
                              January 14, 2002, and all exhibits thereto).


                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBIX CORPORATION



                                       By   /s/ Peter L. Herzig
                                            -------------------
                                                Peter L. Herzig
                                            Chief Executive Officer

Dated: January 14, 2002